UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05617

Taiwan Greater China Fund

(Exact name of registrant as specified in charter)

Bank Tower, Room 1001
205 Dun Hua North Road
Taipei 105, Taiwan
Republic of China
(Address of principal executive offices)           (Zip code)

Brown Brothers Harriman
40 Water Street, P. O. 962047,
Boston, MA 02196-2047
(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-617-742-1818

Date of fiscal year end: December 31

Date of reporting period: December 31, 2005

TAIWAN GREATER CHINA FUND
www.taiwangreaterchinafund.com

Taiwan Office:
Room 1001, 205 DunHua North Road
Taipei, Taiwan, Republic of China
Tel: 886-2-2715-2988
Fax: 886-2-2715-3166

Officers and Trustees:
David N. Laux, Chairman and Trustee
Steven R. Champion, President, Chief Executive
Officer and Portfolio Manager
Edward B. Collins, Trustee and Audit Committee
Member
Frederick C. Copeland, Jr., Trustee and Audit
Committee Member
Robert P. Parker, Trustee and Audit Committee
Member
Cheryl Chang, Chief Financial Officer,
Treasurer and Secretary

Administrator & Custodian:
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109
U.S.A.
Tel: (617) 742-1818

Transfer Agent, Paying and Plan Agent:
American Stock Transfer & Trust Company
59 Maiden Lane - Plaza Level
New York, NY 10038
U.S.A.
Telephone: 1-866-624-4110

Investor Relations & Communications:
The Altman Group, Inc.
60 East 42nd Street, Suite 405
New York, NY 10165
Telephone: (212) 681-9600

U.S. Legal Counsel:
Clifford Chance U.S. LLP
31 West 52nd Street
New York, NY 10019-6131
U.S.A.
Tel: (212) 878-8000

For information on the Fund, including the NAV, please call toll free 1-800-343-9567.

Dear Stockholders

2005 was Taiwan Greater China Fund’s first full year of operations under its strategy of investing in Taiwan-listed companies which derive or which are expected to derive a substantial portion of their revenues from operations in or exports to mainland China, and we believe the results have been favorable for shareholders. The Fund’s goal is to increase shareholder value through its focus on investment performance, its discount to net asset value, and expense control.

For the year, the Fund’s net asset value rose 9.31% in US$ terms, and the stock price on the New York Stock Exchange produced a total return of 8.16%. These figures compare to a total return of 6.80% in US$ terms of the Taiwan Stock Exchange Index (TAIEX), a 6.4% net total return* in the MSCI Taiwan Index, and a net total return* of 11.0% in the Taiwan China Strategy Indexª. The Fund’s net asset value return is after Fund expenses of 2.12%, tax on cash dividends of 0.84%, and tax on stock dividends of 0.30%. The Fund recorded net investment income of $1,064,783 during the year, the first time the Fund has had positive net investment income since 1993.

The Fund’s discount to net asset value averaged 7.55% during 2005, compared to 9.99%, 11.33%, and 14.95% during the previous three years, respectively. This is the lowest annual average discount to net asset value since 1996. The lowest closing discount in 2005 was 1.91% on August 29, 2005 and the highest discount in 2005 was 12.07% on April 14, 2005.

Average and median daily trading volumes of the Fund’s shares on the New York Stock Exchange during 2005 were 30,231 shares and 16,400 shares, respectively, compared with 48,394 shares and 15,600 shares the previous year.

For 2005, the Fund had total expenses of $2,276,770, down 43.9% from the previous year. Expense reductions included an 85.8% reduction in legal expenses. The Fund’s expense ratio of 2.12% was the lowest since 2001 and compares to 2.79%, 2.57%, and 2.19% for the previous three years, respectively.

The Fund’s net asset value returns remain highly correlated to both the TAIEX and the MSCI Taiwan indexes with an R2 of 0.92 and 0.96, respectively, since the inception of the Fund’s China-focused strategy in early 2004.† The Fund’s beta relative to the TAIEX is 1.10 and is 0.97 relative to the MSCI Taiwan Index. The Fund has a weekly alpha of 0.12 relative to the TAIEX and 0.10 relative to the MSCI Taiwan Index.

The Fund is a long-term investor and does not attempt to time the market as evidenced by last year’s turnover ratio of 16% compared to 137%, 78%, and 107% for the previous three years, respectively. We believe that the Taiwan market continues to offer high quality companies with attractive growth characteristics at reasonable valuations. At year-end 2005, our portfolio had a weighted average price-earnings ratio of 14.5, a weighted average price-book ratio of 3.4, a weighted average cash dividend yield of 3.8%, and a weighted average return on equity of 17.7%.

The Fund’s shareholders in 2005 approved the adoption of an interval fund structure with semi-annual repurchases. The first such semi-annual repurchase offer was conducted in the fourth quarter. Approximately 57.4% of the Fund’s 19,744,418 outstanding shares on December 16, 2005 were submitted for repurchase and not withdrawn. Because the Fund offered to repurchase up to 10% of its shares in the offer, the Fund repurchased shares on a pro rata basis. Approximately 17.4% of the shares submitted by shareholders was repurchased. Separately, under a share buy-back program that commenced in November 2004, the Fund in 2005 repurchased 1,942,600 shares.

Taiwan made significant improvements in corporate governance and tightened the law on insider trading in the fourth quarter of 2005. Under revisions to its securities law passed by the legislature in December, the government’s top financial regulator can require listed companies to have independent directors and to set up audit committees. Each company would have to have no fewer than two independent directors on its board and at least one-fifth of all directors must be independent. Audit committees would be composed entirely of independent directors, have a minimum of three members, and have at least one member with accounting or financial expertise. The revised law also stipulates that the chairman, CEO and any other employees of a company who sign its financial reports can be held liable for damages when the essential contents contain misrepresentations or nondisclosures. In addition, greater clarity was made to that part of the law dealing with insider trading. A revision specifies that those who have information on a listed company that could materially affect its share price must wait until 12 hours after such information is publicly disclosed before they can trade in that company’s securities. Previously, an infraction of the law occurred when there was insider trading before such information on a listed company was publicly disclosed. All these revisions become effective at the beginning of 2007.

Cross-strait relations continued to make progress as well in the last few months of 2005. The head of China’s government tourism office led a 66-member delegation on a 10-day trip to Taiwan in October and November. Hosted by a private Taiwan tourist association, the group visited top scenic attractions around the island and inspected various tourism facilities. The visit follows a decision by China earlier in 2005 to greatly relax restrictions on travel by its citizens to Taiwan. Later in November the two sides agreed to allow 72 non-stop passenger charter flights over the 2006 Chinese New Year holiday period between January 20 and February 13. This marks the second straight year for such flights, which will be increased from 48 in 2005 to 72 under the new agreement.

We believe that investors can prudently participate in China’s economic boom through well managed and well regulated Taiwan-listed companies, and we are entirely focused on producing shareholder value in this specialized niche of the market.

Yours truly,

/s/ Steven R. Champion

Steven R. Champion
President, CEO and Portfolio Manager
January 23, 2006

* total return less taxes on cash dividends

ª Source: MSCI. This information is for information only and may not be redistributed or used in connection with creating or offering any securities, financial products or indices. Neither MSCI nor any other third party involved in or related to compiling, computing or creating the MSCI data (the “MSCI Parties”) makes any express or implied warranties or representations with respect to such data (or the results to be obtained by the use thereof), and the MSCI Parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to such data. Without limiting any of the foregoing, in no event shall any of the MSCI Parties have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
The Taiwan China Strategy Index is a custom index calculated by MSCI for, and as requested by, Taiwan Greater China Fund. To calculate this Index MSCI starts with the MSCI Taiwan Index and then excludes those securities selected by Taiwan Greater China Fund on a quarterly basis based on Taiwan Greater China Fund’s screening criteria. MSCI has no role in developing, reviewing or approving Taiwan Greater China Fund’s investing criteria or the list of companies excluded from the MSCI Taiwan Index by Taiwan Greater China Fund to create the Taiwan China Strategy Index.

† R2 is a measure of the correlation between the dependent and independent variables in a regression analysis. In this report, it measures the extent to which the Fund’s movements can be explained by movements in a benchmark index. The measurement ranges from 0 to 1, where 1 indicates that all movements of the Fund can be explained by movements in the index.

Portfolio Highlights
SCHEDULE OF INVESTMENTS BY INDUSTRY AS OF DECEMBER 31, 2005
Industry Diversification
		Percent of
Industry	U.S. $ Value	Net Assets
Computer Systems & Hardware	23,824,785	22.83%
Semiconductors	19,682,745	18.86
Flat-Panel Displays	12,775,123	12.24
Computer Peripherals/ODM	11,761,203	11.27
Electronic Components	11,111,436	10.65
Plastics	10,937,004	10.48
Other	5,887,821	5.64
Steel	4,634,600	4.44
Transportation	2,990,169	2.87
Cement	2,308,145	2.21
Communications Equipment	2,188,361	2.10
Automobile	1,575,680	1.51
Rubber	1,475,031	1.41
Electrical & Machinery	1,155,389	1.11
Food	1,137,250	1.09
Chemicals	683,012	0.65
Textiles	587,093	0.56
Glass, Paper & Pulp	527,036	0.50
Retailing	476,849	0.46
Short Term Securities	224,130	0.21
Liabilities Net of Other Assets	(11,579,056)	(11.09)
Net Assets	$ 104,363,806	100.00

TAIWAN GREATER CHINA FUND
Schedule of Investments / December 31, 2005

COMMON STOCK — 110.88%			% of	U.S. Dollar
Automobile — 1.51%			Net Assets	Value
399,030	shs.	China Motor Corp.	0.39	$ 405,406
101,000		Hotai Motor Co., Ltd.	0.24	247,688
169,528		Tong Yang Industry Co., Ltd.	0.20	206,839
316,960		TYC Brother Industrial Co., Ltd.	0.20	211,947
135,000		Yulon Nissan Motor Co., Ltd.	0.48	503,800
				1,575,680
Cement — 2.21%
1,511,297		Asia Cement Corporation	0.86	895,484
1,977,454		Taiwan Cement Corp.	1.35	1,412,661
				2,308,145
Chemicals — 0.65%
869,000		Eternal Chemical Co., Ltd.	0.65	683,012

Communications Equipment — 2.10%
976,522		D-Link Corp.	1.07	1,118,558
563,673		Zyxel Communications Corp.	1.03	1,069,803
				2,188,361
Computer Peripherals/ODM — 11.27%
2,955,337		BenQ Corp.	2.74	2,858,508
95,400		High Tech Computer Corp.	1.71	1,790,267
3,382,006		Lite-on Technology Corp.	4.42	4,610,585
1,175,000		Mitac International Corp.	1.66	1,728,915
575,976		Premier Image Technology Corp.	0.74	772,928
				11,761,203
Computer Systems & Hardware — 22.83%
775,162		Acer Inc.	1.87	1,948,207
114,578		Advantech Co., Ltd..	0.31	324,618
2,173,600		Asustek Computer Inc.	6.41	6,687,898
1,048,364		Compal Electronics Inc.	0.90	945,350
2,346,602		Hon Hai Precision Industry Co., Ltd.	12.33	12,867,690
748,380		Quanta Computer Inc.	1.01	1,051,022
				23,824,785
Electrical & Machinery — 1.11%
3,447,837		Walsin Lihwa Corp.	1.11	1,155,389

Electronic Components — 10.65%
148,725		Catcher Technology Co., Ltd.	1.15	1,200,656
439,368		Delta Electronics Inc.	0.86	900,808
589,600		Foxconn Technology Co., Ltd.	2.81	2,936,729
106,470		Largan Precision Co., Ltd.	1.61	1,680,141
101,909		Merry Electronics Co., Ltd.	0.29	298,039
259,616		Tripod Technology Corp.	0.72	747,398
1,239,000		Wintek Corp.	1.93	2,008,036
3,141,000	*	Yageo Corp.	1.28	1,339,629
				11,111,436

See accompanying notes to financial statements.

TAIWAN GREATER CHINA FUND
Schedule of Investments (continued) / December 31, 2005

			% of	U.S. Dollar
Flat-Panel Displays — 12.24%			Net Assets	Value
5,008,260	shs.	AU Optronics Corp.	7.16	$ 7,476,040
2,531,322		Chi Mei Optoelectronics Corp.	3.59	3,747,765
3,944,951		Chunghwa Picture Tubes, Ltd.	1.17	1,219,822
906,795		Quanta Display Inc.	0.32	331,496
				12,775,123
Food — 1.09%
2,393,000		Uni-President Enterprise Corp.	1.09	1,137,250

Glass, Paper & Pulp — 0.50%
421,476		Taiwan Glass Ind. Corporation	0.32	340,899
522,225		Yuen Foong Yu Paper Manufacturing Co., Ltd.	0.18	186,137
				527,036
Plastics — 10.48%
3,379,252		Formosa Chemicals & Fiber Corp.	5.23	5,456,135
1,916,198		Formosa Plastics Corp.	2.82	2,947,952
1,839,475		Nan Ya Plastics Corp.	2.43	2,532,917
				10,937,004
Retailing — 0.46%
227,512		President Chain Store Corp.	0.46	476,849

Rubber — 1.41%
1,669,608		Cheng Shin Rubber Ind. Co., Ltd.	1.41	1,475,031

Semiconductors — 18.86%
1,443,304		Advanced Semiconductor Engineering, Inc.	1.27	1,323,467
252,000		MediaTek Inc.	2.85	2,970,983
148,007		Novatek Microelectronics Corp.	0.83	870,218
845,000		Powerchip Semiconductor Corp.	0.53	557,318
714,959		Siliconware Precision Industries Co., Ltd.	0.96	1,002,997
4,856,832		Taiwan Semiconductor Manufacturing Co., Ltd.	8.86	9,247,445
6,548,011		United Microelectronics Corp.	3.56	3,710,317
				19,682,745
Steel — 4.44%
6,085,323		China Steel Corp.	4.44	4,634,600

Textiles — 0.56%
873,996		Far Eastern Textile Ltd.	0.56	587,093

Transportation — 2.87%
813,947		China Airlines Ltd.	0.38	395,499
688,287		Eva Airways Corp.	0.31	323,956
1,284,380		Evergreen Marine Corp. (Taiwan) Ltd.	0.89	931,235
475,248		Wan Hai Lines Ltd.	0.29	296,075
1,604,227		Yang Ming Marine Transport Corp.	1.00	1,043,404
				2,990,169

See accompanying notes to financial statements.
TAIWAN GREATER CHINA FUND
Schedule of Investments (continued) / December 31, 2005

			% of	U.S. Dollar
Other — 5.64%			Net Assets	Value
963,000		Giant Manufacturing Co., Ltd.	1.79	$ 1,862,896
195,000		Johnson Health Tech Co., Ltd.	0.88	923,748
372,000		Merida Industry Co., Ltd.	0.24	253,285
467,864		Nien Made Enterprise Co., Ltd.	0.56	582,238
2,573,193		Pou Chen Corp.	1.61	1,685,386
514,800		Taiwan Fu Hsing Industrial Co., Ltd.	0.56	580,268
				5,887,821

TOTAL COMMON STOCK (COST $103,742,469)				115,718,732

SHORT-TERM SECURITIES — 0.21%
Time Deposit — 0.21%
HSBC Bank USA, 3.400%, Due 01/03/06			0.21	224,130

TOTAL INVESTMENTS IN SECURITIES AT FAIR VALUE			111.09	115,942,862
(COST $103,966,599)

LIABILITIES (NET OF OTHER ASSETS)			(11.09)	(11,579,056)

NET ASSETS			100.00	$ 104,363,806

* Non-income producing: This stock did not pay a cash dividend during the past year.

See accompanying notes to financial statements.

TAIWAN GREATER CHINA FUND
Statement of Assets and Liabilities
December 31, 2005 (Expressed in U.S. Dollars)

Assets

Investments in securities at fair value (Notes 2B, 2C, 3 and 6):
Common Stock (cost — $103,742,469)	$ 115,718,732
Short-term securities (cost — $224,130)	224,130
Total investment in securities at fair value (cost — $103,966,599)	115,942,862

Cash	72,014
Foreign cash	174,779
Office equipment (Note 2D)	23,662
Prepaid expenses and other assets	88,750
Total assets	116,302,067

Liabilities

Payable for fund shares repurchased	11,333,291
Accrued employee salaries and bonus	225,289
Professional fees payable	139,890
Shareholder communication fees payable	101,103
Administration fee payable (Note 4)	42,962
Custodian fee payable (Note 5)	39,500
Other accrued expenses	56,226
Total liabilities	11,938,261

Net assets	$ 104,363,806

Components of net assets

Par value of shares of beneficial interest (Note 7)	$ 177,700
Additional paid-in capital (Note 7)	204,441,670
Accumulated net investment income	40,660,622
Accumulated net realized loss on investments and foreign currency transactions.	(114,731,479)
Unrealized net appreciation on investments (Note 6)	11,976,263
Cumulative translation adjustment (Note 2F)	(38,160,970)

Net assets	$ 104,363,806

Net asset value per share (17,769,977 shares issued and outstanding, par value $0.01)	$5.87

See accompanying notes to financial statements.

TAIWAN GREATER CHINA FUND
Statement of Operations
For the Year Ended December 31, 2005 (Expressed in U.S. Dollars)

Investment income (Note 2C)
Dividends	$ 4,553,531
Interest	11,541
Other	3,239
4,568,311

Republic of China taxes (Note 2H)	(1,226,758)

3,341,553

Expenses
Portfolio management expenses:

Personnel expenses	726,110
Research expenses	144,338
Rental expenses	58,689
Travel expenses	24,745
Other expenses	27,179

Shareholder communication expenses	365,651
Legal fees and expenses	167,505
Custodian fee (Note 5)	160,615
Trustee fees and expenses	156,066
Administrative fee (Note 4)	150,345
Audit and tax fee	130,945
Insurance expenses	81,790
Other expenses	82,792

2,276,770

Net investment income	1,064,783

Net realized and unrealized gain (loss) on investments and foreign currencies (Notes 2E and 6)
Net realized loss on:
investments (excluding short-term securities)	(4,234,960)
foreign currency transactions	(55,205)
Net realized loss on investments and foreign currency transactions	(4,290,165)

Net changes in unrealized appreciation / depreciation on:
Investments	17,370,417
translation of assets and liabilities in foreign currencies	(5,120,285)

Net realized and unrealized gain from investments and foreign currencies	7,959,967

Net increase in net assets resulting from operations	$ 9,024,750

See accompanying notes to financial statements.

TAIWAN GREATER CHINA FUND
Statement of Changes in Net Assets
For the Years ended December 31, 2005 and 2004 (Expressed in U.S. Dollars)

	2005	2004
Net increase/decrease in net assets resulting from operations
Net investment income (loss)	$ 1,064,783	$ (388,769)
Net realized gain / loss on investments and foreign currency
transactions	(4,290,165)	13,897,385
Unrealized appreciation / depreciation on investments (including
the effect of a change in accounting principle) (Note 2J)	17,370,417	(20,774,304)
Unrealized appreciation / depreciation on translation of
assets and liabilities in foreign currencies	(5,120,285)	7,678,828

Net increase in net assets resulting from operations	9,024,750	413,140

Distribution to shareholders (Note 2G)	-	(326,989)

Capital share transactions:
Cost of tender offer (Note 7C)	-	(50,901,403)
Cost of semi-annual repurchase offer (Note 7B)	(11,333,291)	-
Cost of shares repurchased (Note 7A)	(9,794,290)	(518,737)
Net capital share transactions	(21,127,581)	(51,420,140)

Net assets, beginning of year	116,466,637	167,800,626

Net assets, end of year	$ 104,363,806	$ 116,466,637

See accompanying notes to financial statements.

TAIWAN GREATER CHINA FUND
Financial Highlights
(Expressed in U.S. Dollars)

	Years Ended December 31,
	2005	2004	2003	2002	2001

Per share operating performance:
Net asset value, beginning of year	5.37	5.13	4.37	5.40	5.78
Net investment income (loss)	0.05	(0.01)	(0.02)	(0.06)	(0.05)
Net realized and unrealized gain / loss
on investments (a)	0.65	(0.24)	0.73	(1.02)	0.06
Net realized and unrealized
appreciation / depreciation on
translation of foreign currencies (a)	(0.25)	0.26	0.11	0.05	(0.39)
Total from investment operations	0.45	0.01	0.82	(1.03)	(0.38)

Distributions to Shareholders from:
Net investment income*	—	(0.01)	(0.06)	—	—

Capital Stock Transactions:
Share Tender Offer/Repurchase	0.05	0.24	—	—	—

Net asset value, end of year	5.87	5.37	5.13	4.37	5.40

Per share market price, end of year	5.30	4.90	4.75	4.05	4.75

Total investment return (%):
Based on Trust's market price	8.16	3.42	18.79	(14.74)	4.17
Based on Trust's net asset value	9.31	4.94	18.75	(19.07)	(6.57)
U.S. $ return of Taiwan Stock Exchange Index**	3.03	11.69	35.32	(19.03)	10.16

Ratios and supplemental data:
Net assets, end of year (in thousands)	104,364	116,467	167,801	142,936	176,526
Ratio of expenses to average net assets (%)	2.12	2.79	2.57	2.19	2.01
Ratio of net investment income (loss) to average net assets (%)	0.99	(0.27)	(0.44)	(1.23)	(1.01)
Portfolio turnover ratio (%)	16	137	78	107	173

(a)			Cumulative effect of change in accounting principle resulted in a $0.06 reduction in realized gain/loss on investments and foreign currency transactions and a $0.06 increase in unrealized appreciation/depreciation on investments and foreign currency translation during 2004.
*	See Note 2G for information concerning the Trust's distribution policy.
**			Returns for the Taiwan Stock Exchange Index are not total returns and reflect only changes in share price, but do not assume that cash dividends were reinvested. The Taiwan Stock Exchange Index is calculated by The Taiwan Stock Exchange Corp.

See accompanying notes to financial statements.

TAIWAN GREATER CHINA FUND
Notes to Financial Statements / December 31, 2005 (Expressed in U.S. Dollars)

Note 1 — Organization and Acquisition of The Taiwan (R.O.C.) Fund
The Taiwan Greater China Fund (the “Trust”, formerly known as The R.O.C. Taiwan Fund) is a Massachusetts business trust formed in July 1988 and registered with the U.S. Securities and Exchange Commission as a diversified, closed-end management investment company under the Investment Company Act of 1940. The Trust changed its name from The R.O.C. Taiwan Fund to the Taiwan Greater China Fund on December 29, 2003. The change took effect on the New York Stock Exchange on January 2, 2004.

The Trust was formed in connection with the reorganization (the “Reorganization”) of The Taiwan (R.O.C.) Fund (the “Fund”). The Fund, which commenced operations in October 1983, was established under the laws of the Republic of China as an open-end contractual investment fund pursuant to an investment contract between International Investment Trust Company Limited and the Central Trust of China, as custodian. Pursuant to the Reorganization, which was completed in May 1989, the Trust acquired the entire beneficial interest in the assets constituting the Fund. On February 23, 2004, the investment contract was terminated and substantially all of the assets held in the Fund were transferred to the direct account of the Trust. The Trust thereupon converted to internal management and now directly invests in Taiwan as a Foreign Institutional Investor (“FINI”). The Fund was subsequently liquidated.

As required by the Trust’s Declaration of Trust, if the Trust’s shares trade on the market at an average discount to net asset value per share (“NAV”) of more than 10% in any consecutive 12-week period after the most recent vote by the Trust’s shareholders, the Trust must submit to the shareholders for a vote at its next annual meeting a binding resolution that the Trust be converted from a closed-end to an open-end investment company. The affirmative vote of a majority of the Trust’s outstanding shares is required to approve such a conversion.

At the Annual Meeting of Shareholders held June 21, 2005, the shareholders approved the adoption by the Trust of an interval fund structure. The Trust now makes semi-annual repurchase offers with respect to its shares (see Note 7B).

Note 2 — Summary of Significant Accounting Policies
A — Basis of presentation — The accompanying financial statements of the Trust have been prepared in accordance with U.S. generally accepted accounting principles.

B — Valuation of investments — Common stocks represent securities that are traded on the Taiwan Stock Exchange or the Taiwan over-the-counter market. Securities traded on a principal securities exchange are valued at the closing price on such exchange. Short-term investments are valued at amortized cost, which approximates fair value. Under this method, the difference between the cost of each security and its value at maturity is accrued into income on a straight-line basis over the days to maturity. Securities for which market quotations are not readily available or if a development/event occurs that may significantly impact the value of a security, may be fair-valued, in good faith, pursuant to procedures established by the Board of Trustees.

C — Security transactions and investment income —Security transactions are recorded on the date the transactions are entered into (the trade date).
Dividend income is recorded on the ex-dividend date, and interest income is recorded on an accrual basis as it is earned.

D — Office equipment — Office equipment is stated at cost less accumulated depreciation. Depreciation is applied from the month such assets were placed into service, using the straight-line method over the respective useful lives of such assets.

E — Realized gains and losses — For U.S. federal income tax purposes and financial reporting purposes, realized gains and losses on securities transactions are determined using the first-in, first-out method and

TAIWAN GREATER CHINA FUND
Notes to Financial Statements / December 31, 2005 (Expressed in U.S. Dollars) (continued)

the specific identification method, respectively. For the fiscal year ended December 31, 2005, the Trust generated a net capital loss of $3,691,414, and maintained a cumulative prior year capital loss carryover of $109,550,145, resulting in a total capital loss carryover of $113,241,559. This capital loss carryover may be used to offset any future capital gains generated by the Trust, and, if unused, $81,239,188 of such loss will expire on December 31, 2009, $16,589,494 of such loss will expire on December 31, 2010, $11,721,463 of such loss will expire on December 31, 2011 and $3,691,414 of such loss will expire on December 31, 2013.

In accordance with federal income tax regulations, the Trust expects to elect to defer capital losses of $1,489,920 and currency losses of $287,513 realized on investment transactions from November 1, 2005 through December 31, 2005 and treat them as arising during the fiscal year ending December 31, 2006 for U.S. federal income tax purposes.

F — Foreign currency translation — Substantially all of the Trust’s income is earned, and its expenses are partially paid, in New Taiwan Dollars (“NT$”). The cost and market value of securities, currency holdings, and other assets and liabilities that are denominated in NT$ are reported in the accompanying financial statements after translation into United States Dollars based on the closing market rate for United States Dollars in Taiwan at the end of the year. At December 31, 2005, that rate was NT$32.8255 to $1.00.
Investment income and expenses are translated at the average exchange rate for the period. Currency translation gains or losses are reported as a separate component of changes in net assets resulting from operations.

The Trust does not separately record that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

G — Distributions to shareholders — It is the Trust’s policy to distribute all ordinary income and net capital gains calculated in accordance with U.S. federal income tax regulations. Such calculations may differ from those based on U.S. generally accepted accounting principles. In order to reconcile such differences, accumulated net investment income was increased by $3,400,940, accumulated net realized loss on investments was decreased by $41,310, and additional paid in capital was decreased by $3,442,250 to reflect the impact of such differences in accordance with U.S. generally accepted accounting principles. Permanent book to tax differences primarily relate to the treatment of the Trust’s gains from the disposition of passive foreign investment company shares as well as the nondeductibility of net operating losses for U.S. federal income tax purposes. Temporary book to tax differences are primarily due to differing treatments for certain foreign currency losses.

The tax characteristics of dividend and distributions paid during the years ended December 31, 2005 and 2004 were as follows:

	2005	2004
Ordinary Income	—	$326,989
Long-term capital gain	—	—
	—	$326,989

As of December 31, 2005 the components of distributable earnings / (accumulated losses) on a tax basis were as follows:

Undistributed net investment income	$ —
Accumulated capital and other losses	(113,241,559)
Unrealized appreciation (depreciation)	10,934,895
$(102,306,664)

TAIWAN GREATER CHINA FUND
Notes to Financial Statements / December 31, 2005 (Expressed in U.S. Dollars) (continued)

H— Taxes — The Trust intends to continue to elect and to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). If the Trust complies with all of the applicable requirements of the Code, it will not be subject to U.S. federal income and excise taxes provided that it distributes all of its investment company taxable income and net capital gains to its shareholders.

The Republic of China (“R.O.C.”) levies a tax at the rate of 20% on cash dividends and interest received by the Trust on investments in R.O.C. securities. In addition, a 20% tax is levied based on par value of stock dividends (except those which have resulted from capitalization of capital surplus) received by the Trust. For the twelve months ended December 31, 2005, total par value of stock dividends received was $1,753,297.

Realized gains on securities transactions are not subject to income tax in the R.O.C.; instead, a securities transaction tax of 0.3% of the market value of stocks sold or transferred, is levied. Proceeds from sales of investments are net of securities transaction tax of $74,339 paid for the twelve months ended December 31, 2005.

I — Use of estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements, financial highlights and accompanying notes. Actual results could differ from those estimates.

J— Change in accounting policy for measurement of the cost basis of investments— During the fiscal year 2004 the Trust changed from use of the average-cost method of measuring the cost of investments for financial statement reporting to the specific identification method which enables the Trust to more closely align the measure of cost used for both financial reporting and tax reporting. This change has been evaluated by the Trust as a change in application of an accounting principle which, pursuant to accounting requirements under U.S. generally accepted accounting principles, should be applied retroactively to all financial statement periods presented if the effect of change is deemed to be material to those financial statements. The effect of adopting this change was to reduce reported realized gains for the year ended December 31, 2004 by $1,823,027 with an offsetting increase in the net change in unrealized appreciation/depreciation. The impact of adopting this change in application of accounting principle was not material to the reported cost of net investments as of December 31, 2003. This change has no impact on the Trust’s valuation of investments described in Note 2(B).

Note 3 — Investment Considerations
Because the Trust concentrates its investments in publicly traded equity and debt securities issued by R.O.C. corporations, its portfolio involves considerations not typically associated with investing in U.S. securities. In addition, the Trust is more susceptible to factors adversely affecting the R.O.C. economy than a fund not concentrated in these issuers to the same extent. Since the Trust’s investment securities are primarily denominated in New Taiwan Dollars, changes in the relationship of the New Taiwan Dollar to the U.S. Dollar may also significantly affect the value of the investments and the earnings of the Trust.

Note 4 — Administrative Management
A — Since October 1, 2004, Brown Brothers Harriman & Co. (“BBH”) has provided administrative and accounting services for the Trust, including maintaining certain books and records of the Trust, and preparing certain reports and other documents required by U.S. federal and/or state laws and regulations. The Trust pays BBH a monthly fee for these services at an annual rate of 0.06% of the NAV of the Trust’s assets up to $200 million, 0.05% of such NAV equal to or in excess of $200 million up to $400 million and 0.04% of such NAV equal to or in excess of $400 million. The total payment to BBH for administrative and custodial services is subject to a minimum annual fee of $200,000. Out-of-pocket expenses will be billed at the actual amount incurred at the time the good or service is purchased.

TAIWAN GREATER CHINA FUND
Notes to Financial Statements / December 31, 2005 (Expressed in U.S. Dollars) (continued)

Note 5 — Custodian
Since October 1, 2004, BBH has served as custodian of the assets of the Trust. The Trust pays BBH a monthly fee for securities in the Taiwan market at an annual rate of 0.15% of the NAV of the Trust’s assets up to $200 million, 0.13% of such NAV equal to or in excess of $200 million up to $400 million and 0.11% of such NAV equal to or in excess of $400 million. The total payment to BBH for administrative and custodial services is subject to a minimum annual fee of $200,000.

Note 6 — Investments in Securities
Purchases and proceeds from sales of securities, excluding short-term investments, for the year ended December 31, 2005, included $17,246,426 for stock purchases and $24,683,464 for stock sales, respectively.

At December 31, 2005, the cost of investments, excluding short-term investments, for U.S. federal income tax purposes was $104,783,837. At December 31, 2005, the unrealized appreciation of $10,934,895 for U.S. federal income tax purposes consisted of $20,010,901 of gross unrealized appreciation and $9,076,006 of gross unrealized depreciation.

Note 7 — Shares of Beneficial Interest
A — The Trust’s Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest or additional classes of other securities. The shares have a par value of $0.01, and no other classes of securities are outstanding at present. The Trust has a repurchase program which allows for the repurchase of up to 10% of the outstanding shares. The share repurchase program commenced on November 1, 2004.

In connection with the share repurchase program referred to above, the Board of Trustees authorized management to repurchase Trust shares in one or more block transactions provided that no block exceeds 500,000 shares on any day, no more than 1,000,000 shares in total are repurchased in block transactions, and that such share repurchases are made on the New York Stock Exchange and in compliance with the safe harbor provided by Rule 10b-18 under the Securities Exchange Act of 1934. This does not increase the overall repurchase authorization and the Trust will continue to make non-block share repurchases under its share repurchase program.

During the year ended December 31, 2005, the Trust repurchased 1,942,600 shares, including block transactions totaling 1,000,000 shares, at an average price per share of $4.99. The weighted average discount per share between the repurchase cost and the net asset value applicable to such shares at the date of repurchase was 6.94%.

B — The Trust has adopted an interval fund structure pursuant to which it will make semi-annual repurchase offers of its shares of beneficial interest. The percentage of outstanding shares of beneficial interest that the Trust can offer to repurchase in each repurchase offer will be established by the Trust’s Board of Trustees shortly before the commencement of each offer, and will be between 5% and 25% of the Trust’s outstanding shares of beneficial interest. If the repurchase offer is oversubscribed, the Trust may, but is not required to, repurchase up to an additional 2% of shares outstanding.

In December 2005, the Trust accepted 1,974,441 shares for payment at a price of $5.74 per share in accordance with its semi-annual repurchase offer. Pursuant to the semi-annual repurchase offer, the purchase price was equal to 98% of the Trust’s net asset value per share at the close of regular trading on the Taiwan Stock Exchange on December 30, 2005. The purchased shares constituted approximately 10% of the Trust’s previously outstanding shares. At December 31, 2005, 17,769,977 shares were outstanding.

TAIWAN GREATER CHINA FUND
Notes to Financial Statements / December 31, 2005 (Expressed in U.S. Dollars) (continued)

C — In September 2004, the Trust accepted 10,899,658 shares for payment at a price of $4.67 per share in accordance with its tender offer for up to that number. Pursuant to the tender offer, the purchase price was equal to 99% of the Trust’s net asset value per share determined as of the conclusion of the tender offer. The purchased shares constituted approximately one-third of the Trust’s previously outstanding shares.

Note 8 — Change in Independent Registered Public Accounting Firm (unaudited)
KPMG Certified Public Accountants, based in Taiwan, (“KPMG Taiwan”) was previously the principal accountants for the Trust. On November 20, 2005, the appointment of KPMG Taiwan was terminated and KPMG LLP, based in the United States of America, was appointed as principal accountants. The decision to appoint KPMG LLP was approved by the Audit Committee of the Trust’s Board of Trustees.

In connection with the audits of the two years ended December 31, 2004, and the subsequent interim period through November 20, 2005: (1) there were no disagreements with KPMG Taiwan on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of KPMG Taiwan, would have caused it to make reference in connection with its opinion to the subject matter of the disagreements, and (2) there were no reportable conditions under Item 304(a)(1)(v) of SEC Regulation S-K.

The audit reports of KPMG Taiwan on the Trust’s financial statements as of and for the years ended December 31, 2004 and 2003 did not contain any adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During its two most recent fiscal years and the subsequent interim period prior to engaging KPMG LLP as principal accountant, the Trust did not consult with KPMG LLP regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Trust’s financial statements or any matter that was either the subject of a disagreement or a reportable event (as described in paragraph 304(a)(1)(v)).

TAIWAN GREATER CHINA FUND
Notes to Financial Statements / December 31, 2005 (Expressed in U.S. Dollars)

The Trust has been certified as a distributing fund by the Board of Inland Revenue of the United Kingdom for the period from its inception to December 31, 2004. The Trust intends to apply for such status for succeeding accounting periods.

Steven R. Champion has been the President, Chief Executive Officer and portfolio manager of the Trust since February 2004. He was Executive Vice President of the Bank of Hawaii from 2001 to 2003 and Chief Investment Officer of Aetna International from 1997 to 2001. Mr. Champion also previously served as the portfolio manager of The Taiwan (R.O.C) Fund, predecessor to the Trust, from 1987 to 1989, and President and portfolio manager of the Trust from 1989 to 1992. Other positions he has held include Vice Chairman of the Bank of San Francisco, Chief International Investment Officer at the Bank of America, and Vice President and Country Manager in Taiwan for Continental Illinois National Bank.

New York Stock Exchange Certification
In 2005, the Trust’s Chief Executive Officer provided to the New York Stock Exchange the annual CEO certification regarding the Trust’s compliance with the NYSE’s Corporate Governance listing standards.

Proxy Voting Policy
The Trust’s policy with regard to voting stocks held in its portfolio is to vote in accordance with the recommendations of Institutional Shareholder Services, Inc. (“ISS”) unless the Trust’s portfolio manager recommends to the contrary, in which event the decision as to how to vote will be made by the Executive Committee of the Trust’s Board of Trustees. A summary of the voting policies followed by ISS may be found on the Trust’s website, http://www.taiwangreaterchinafund.com, and a more detailed description of those policies is available on the website of the Securities and Exchange Commission (the “SEC”), http://www.sec.gov. In addition, information regarding how the Trust voted proxies relating to its portfolio securities during the 12-month period ended June 30, 2005 is available on or through the Trust’s website and on the SEC’s website.

Portfolio Holdings
The Trust provides a complete list of its portfolio holdings in its report to shareholders four times each year, at each quarter end. For the second and fourth quarters, the list of portfolio holdings appears in the Trust’s semi-annual and annual reports to shareholders. For the first and third quarters, the list of portfolio holdings appears in its quarterly reports to shareholders. These reports are available on the Trust’s website. The Trust also files the list of portfolio holdings for the first and third quarters with the SEC on Form N-Q, which can be looked up on the SEC’s website at http://www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-800-SEC-0330.

For additional information regarding the Trust, including additional portfolio manager commentary and portfolio holdings information as of the end of each fiscal quarter please visit our website at http://www.taiwangreaterchinafund.com.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
Taiwan Greater China Fund:

We have audited the accompanying statement of assets and liabilities of the Taiwan Greater China Fund (the “Fund”), including the schedule of investments, as of December 31, 2005, and the related statement of operations, statement of changes in net assets and financial highlights for year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2005, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

/s/KPMG LLP
New York, New York
February 10, 2006

Report of Independent Registered Public Accounting Firm

Trustees and Shareholders of
Taiwan Greater China Fund

We have audited the accompanying statement of changes in net assets for the year ended December 31, 2004, and the financial highlights for each of the years in the four-year period ended December 31, 2004. This financial statement and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on this financial statement and financial highlights based on our audits.

We conducted our audits in accordance with Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of changes in net assets and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of changes in net assets and financial highlights. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the statement of changes in net assets and the financial highlights referred to above present fairly, in all material respects, the changes in its net assets for each of the year ended December 31, 2004, and the financial highlights for each of the years in the four-year period ended December 31, 2004, in conformity with the U.S. generally accepted accounting principles.

/s./ KPMG Certified Public Accountants

Taipei, Taiwan
January 20, 2005

Information Concerning Trustees and Officers

Name (Age) and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Director
Non-Interested Trustees
Edward B. Collins (63) China Vest Inc. 160 Sansome Street, 18th Floor, San Francisco, California 94104 U.S.A.	Trustee and Audit Committee Member	Trustee since 2000 and until the 2006 Annual Meeting of Shareholders or the special meeting in lieu thereof	Managing Director, China Vest Group (venture capital investment), since prior to 2000	Medio Stream, since 2001; Chic Holdings, since 2005; China Vest, Inc., since prior to 2000
Frederick C. Copeland, Jr. (64) 11 Deer Ridge Road Avon, Connecticut 06001 U.S.A.	Trustee and Audit Committee Member	Trustee since May 2004 and until the 2008 Annual Meeting of Shareholders or the special meeting in lieu thereof

Vice Chairman of Far East National Bank, since 2005; Principal, Deer Ridge Associates, LLC (financial consulting), since 2001; President, Chief Executive Officer and Chief Operating Officer, Aetna International, from prior to 2000 to 2001; Executive Vice President, Aetna, Inc., from prior to 2000 to 2001
Far East National Bank, since 2004
David N. Laux (78) 2560 N. 23rd Road Arlington, Virginia 22207 U.S.A.	Trustee and Chairman	Trustee since 1992 and until the 2007 Annual Meeting of Shareholders or the special meeting in lieu thereof; and Chairman since July 2004	President, US-Taiwan Business Forum, since 2000	None
Robert P. Parker (64) 101 California Street Suite 2830 San Francisco, California 94111 U.S.A.	Trustee and Audit Committee Member	Trustee since 1998 and until the 2008 Annual Meeting of Shareholders or the special meeting in lieu thereof; and Chairman from February-July 2004	Chairman, Parker Price Venture Capital, Inc. (formerly known asAllegro Capital, Inc.), since prior to 2000	None
Non-Trustee Officers
Steven R. Champion (60) Bank Tower Room 1001 205 Dun Hua North Road Taipei, Taiwan, R.O.C.	President, Chief Executive Officer and Portfolio Manager	Since February 2004	Executive Vice President, Bank of Hawaii, 2001-2003; Chief Investment Officer, Aetna International, from prior to 2000 to 2001	None
Cheryl Chang (41) Bank Tower Room 1001 205 Dun Hua North Road Taipei, Taiwan, R.O.C.	Secretary, Treasurer and Chief Financial Officer	Since June 2004	Senior Manager, KPMG (Taipei Office), from prior to 2000 to 2004; Assurances and Advisory Unit of International Practice Group, KPMG (Taipei Office), 2000-2004	None

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this report. No substantive amendments were adopted and no waivers were granted with respect to this code of ethics during the period covered by this report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Trustees has determined that Edward B. Collins qualifies as an audit committee financial expert serving on its audit committee based upon his having earned an MBA in International Business and Finance as well as his experience (i) analyzing and evaluating financial statements as the managing director of a venture capital fund, (ii) reviewing bond portfolios, loan portfolios and establishing reserves as the director of a bank and (iii) working in the credit department of various financial institutions. Mr. Collins is independent for purposes of this Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES:

	REGISTRANT	INVESTMENT ADVISOR
FY 2004	$60,295	$0
FY 2005	$12,068	$0

(b) AUDIT-RELATED FEES:

	REGISTRANT	INVESTMENT ADVISOR
FY 2004	$16,418	$0
FY 2005	$0	$0

(c) TAX FEES

	REGISTRANT	INVESTMENT ADVISOR
FY 2004	$36,277	$0
FY 2005	$3,625	$0

NATURE OF AUDIT-RELATED FEES: The fees incurred by the registrant related to the change in accounting policy for measurement of the cost basis of investment from use of the average-cost method to the specific identification method.

NATURE OF TAX FEES: The fees incurred by the registrant related to the preparation of the registrant's federal income and excise tax returns and the provision of tax advice and planning services.

(d) ALL OTHER FEES

	REGISTRANT	INVESTMENT ADVISOR
FY 2004	$0	$0
FY 2005	$0	$0

(e)(1) AUDIT COMMITTEE'S PRE-APPROVAL POLICIES AND PROCEDURES

In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, the audit committee of the registrant's board of trustees approves the engagement of the registrant's accountants before such accountants are engaged to render audit or non-audit services.

(e)(2) PERCENTAGE OF NON-AUDIT SERVICES APPROVED BY THE AUDIT COMMITTEE

All services described in each of paragraphs (b) through (d) of this Item 4 were pre-approved before the engagement by the registrant's audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) AGGREGATE NON-AUDIT FEES BILLED BY THE REGISTRANT'S PRINCIPAL ACCOUNTANT FOR SERVICES RENDERED TO THE REGISTRANT AND THE REGISTRANT'S INVESTMENT ADVISER:

	REGISTRANT	INVESTMENT ADVISOR
FY 2004	$36,277	$0
FY 2005	$3,625	$0

The fees incurred by the registrant related to the preparation of the registrant's federal income and excise tax returns and the provision of tax advice and planning services.

(h) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately designated standing audit committee, which was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended.

The members of the registrant's audit committee are: Edward B. Collins, chairman, Robert P. Parker and Frederick C. Copeland, Jr.

ITEM 6. A Schedule of Investments is included as part of the report to shareholders filed under item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant's policy with regard to voting stocks held in its portfolio is to vote in accordance with the recommendations of Institutional Shareholder Services, Inc. ("ISS") unless the registrant's chief executive officer recommends to the contrary, in which event the decision as to how to vote will be made by the Executive Committee of the registrant's Board of Trustees.

ITEM 8. Portfolio Managers of Closed-End Management Investment Companies.

8(1) Steven R. Champion has been President, Chief Executive Officer and portfolio manager of the Trust since February 2004. He was Executive Vice President of the Bank of Hawaii from 2001-2003 and Chief Investment Officer of Aetna International from 1997-2001. Mr. Champion also previously served as the portfolio manager of The Taiwan (R.O.C.) Fund, and predecessor to the Trust, from 1987 to 1989, and President and portfolio manager of the Trust from 1989 to 1992. Other positions he has held include Vice Chairman of the Bank of San Francisco, Chief International Investment Officer at the Bank of America, and Vice President and Country Manager in Taiwan for Continental Illinois National Bank.

8(2) Not applicable

8(3) As of December 31, 2005, Mr. Champion received a salary pursuant to an employment agreement he has entered into with the Fund. The salary is a fixed amount and is not based on the Fund's performance over a certain time period or the value of the assets held in the Fund's portfolio. In addition, Mr. Champion is eligible to receive a bonus for the year ended as of December 31, 2005. Such bonus will be calculated based on the performance of the Fund and various other quantative and qualitative factors, as determined by the Compensation Committee of the Board of Trustees.

8(4) As of December 31, 2005, Mr. Champion beneficially owned shares in the registrant with a market value between $50,001 - $100,000.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
January 1 To January 31	149,200(a)	4.69	149,200	1,918,432(b)
February 1 To February 29	1,109,600(a)	5.06	1,109,600	808,832(b)
March 1 to March 31	128,600(a)	5.04	128,600	680,232(b)
April 1 to April 30	100,000(a)	4.70	100,000	580,232(b)
May 1 to May 31	93,100(a)	4.79	93,100	487,132(b)
June 1 to June 30	101,200(a)	5.06	101,200	385,932(b)
July 1 to July 31	64,400(a)	5.18	64,400	321,532(b)
August 1 to August 31	81,600(a)	5.22	81,600	239,932(b)
September 1 to September 30	44,900(a)	4.86	44,900	195,032(b)
October 1 to October 31	62,200(a)	4.77	62,200	132,832(b)
November 1 to November 30	7,800(a)	4.75	7,800	125,032(b)
December 1 to December 31	1,974,441(c)	5.74	1,974,441	0(c)
(a)	Open Market repurchase
(b)	Fund may repurchase up to 2,179,932 shares under its repurchase program commenced November 1, 2004.
(c)	Semi-Annual repurchase offer

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective as of a date within 90 days of the filing date of this report based on their evaluation of such disclosure controls and procedures as required by Rule 30a-3(b) under the Investment Company Act of 1940, as amended and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant's second fiscal half-year that have materially affected, or are reasonably likely to materially affect, such internal controls.

ITEM 12. EXHIBITS.

(a)(1) CODE OF ETHICS REQUIRED BY ITEM 2 OF FORM N-CSR:

See Exhibit 99.CodeEth attached hereto.

(b)(2) CERTIFICATIONS REQUIRED BY RULE 30A-2(A) UNDER THE INVESTMENT COMPANY ACT OF 1940:

See Exhibit 99.Cert attached hereto.

(b) CERTIFICATIONS REQUIRED BY RULE 30A-2(B) UNDER THE INVESTMENT COMPANY ACT OF 1940 AND RULE 13A-14(B) UNDER THE SECURITIES EXCHANGE ACT OF 1934:

See Exhibit 99.906Cert attached hereto.

(c) PROXY VOTING GUIDELINES REQUIRED BY ITEM 7 OF FORM N-CSR:

See Exhibit 99.PorxyPol attached hereto.